UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2003

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-511	36-2479991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland Street, Chicago, Illinois	60707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 889-8870

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99-1	Press release, dated April 29, 2003, issued by Cobra Electronics Corporation.

Item 9.    Regulation FD Disclosure.

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with Securities Exchange Commission Release No. 33-8216.

On April 29, 2003, Cobra Electronics Corporation released earnings information for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99-1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBRA ELECTRONICS CORPORATION

Date: May 1, 2003	By:	/s/ Michael Smith
Michael Smith Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

99-1	Press release, dated April 29, 2003, issued by Cobra Electronics Corporation.